EXHIBIT 10.3


                              AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT


       THIS AGREEMENT effective as of the ___ day of ______________, 2003

BETWEEN:


                              APOLLO GOLD CORPORATION
                              4601  DTC  Boulevard
                              Suite  750
                              Denver,  Colorado
                              80237-2571

                              (the  "Company")

                                                               OF THE FIRST PART
                              -and-

                              DONALD W. VAGSTAD
                              22376 East Arbor Place
                              Aurora, Colorado
                              80016-7011

                              (the  "Executive")

                                                              OF THE SECOND PART

                                    RECITALS
                                    --------

     A. WHEREAS the Executive was an officer of Nevoro Gold Corporation ("Nevoro") and entered into that certain Employment Agreement with Nevoro dated May 24, 2002 (the "Original Agreement");

     B. AND WHEREAS effective June 25, 2002 Nevoro and International Pursuit Corporation ("IPJ") amalgamated to form the Company pursuant to the terms of a Plan of Arrangement under Section 182 of the Business Corporations Act (Ontario);

     C. AND WHEREAS the Company shall assume the Original Agreement subject to certain amendments as set forth below;

     D. AND WHEREAS the Company and Executive wish to amend and restate that Original Agreement as set forth herein;

     E. AND WHEREAS the Executive is an officer of the Company and is employed in the Business (as defined below) operated by the Company;

     NOW THEREFORE in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

1.   DEFINED  TERMS
     --------------

     (a) "AMALGAMATION" means the amalgamation of Nevoro and IPJ pursuant to the Plan of Arrangement;

     (b) "ARRANGEMENT OPTION PLAN" means the stock option plan of the Company for directors, officers, employees and other service providers of the Company approved by the Company's shareholders pursuant to the Plan of Arrangement;

     (c)  "BOARD"  means  the  board  of  directors  of  the  Company;

     (d) "BUSINESS" means the business presently or hereafter carried on by the Company in the area of mineral resource exploration and development;

     (e) "CHANGE OF CONTROL" means a change in the beneficial ownership of 20% or more of the issued and outstanding shares of the Company;

     (f) "DISABILITY" means the inability of the Executive as a result of illness or injury to perform his responsibilities as an employee of the Company for a period of 180 consecutive days or 200 days out of 400 days;

     (g) "PLAN OF ARRANGEMENT" means the plan of arrangement entered into between Nevoro and IPJ under Section 182 of the Business Corporations Act (Ontario); and

     (h) "STOCK OPTION PLAN" means the incentive stock option plan of the Company for directors, officers, employees and other service providers of the Company.

2.   EMPLOYMENT
     ----------

     (a) The Company (directly or through it's United States subsidiary, Apollo Gold, Inc. at times when the Executive is a resident of the United States), shall employ the Executive and the Executive shall serve the Company and its subsidiaries as Vice-Vice President, Legal, General Counsel and Secretary, or in such other capacity or capacities as may be determined by the Board from time to time.

     (b) The Executive represents that he has the required skills and experience to perform the duties required of him as Vice President, Legal, General Counsel and Secretary and agrees to be bound by the terms and conditions of this Agreement.

     (c) The Executive will be employed on a full-time basis for the Company and that the Executive will devote himself exclusively to the Business and will not be employed or engaged in any capacity in any other business which is in competition with the Business of the Company, without the prior written approval of the Company.

     (d) The Executive acknowledges that in carrying out his duties and responsibilities:

          i) the Executive shall comply with all lawful and reasonable instructions as may be given by the Board;

          ii) the Executive acknowledges and agrees that the effective performance of the Executive's duties requires the highest level of integrity and the Company's complete confidence in the Executive's relationship with other employees of the Company and with all persons dealt with by the Executive in the course of employment; and

          iii) the Executive will perform his duties in a diligent, loyal, productive and efficient manner and use his best efforts to advance the Business and goodwill of the Company.

     (e) The Executive is employed on a full-time basis for the Company and he understands that the hours of work involved will vary and be irregular and are those hours required to meet the objectives of the employment.

     (f) The Executive's initial location of employment under this Agreement shall be in the State of Colorado. The Executive agrees, however, to relocate his employment within North America if directed to do so by the Board. The Company shall reimburse the Executive for all moving expenses related to a relocation of employment hereunder.

3.   COMPENSATION  AND  BENEFITS
     ---------------------------

     As compensation for the services to be rendered by the Executive to the Company, the Company agrees to provide the remuneration and benefits set out in this clause 3.

     (a)  BASE  SALARY  AND  DISCRETIONARY  BONUS

          The Executive shall be paid a minimum annual base salary of US$159,600 to be reviewed annually by the Board. Said salary shall be subject to all statutory and other deductions and shall be paid bi-monthly, in arrears, by cheque or deposit, or such other periodic installments as may be from time to time agreed. In addition, the Executive may be entitled to receive a discretionary performance bonus in such amount, if any, as the Board in its sole discretion may determine.

     (b)  GRANT  OF  STOCK  OPTIONS

          Pursuant to the Plan of Arrangement, the Executive was granted 157,788 options pursuant to the Arrangement Option Plan, exercisable for a period of five years at a price of US$0.80 per share, vesting as to 50% on December 31, 2002 and as to 50% on December 31, 2003, subject to reduction if certain performance criteria (the "Performance Criteria") established by the Board are not achieved. The Executive acknowledges receiving a written copy of the Performance Criteria. The Executive shall also be eligible to receive additional stock options granted pursuant to the Stock Option Plan, on such terms and conditions as the Board in its discretion may determine.

     (c)  AUTOMOBILE  ALLOWANCE

          The Executive shall be entitled to receive an automobile allowance of US$10,000 per annum. In the event of the termination of employment of the Executive for reasons other than cause, or in the event of a Change of Control, the Executive shall be entitled to purchase the automobile then in use by the Executive pursuant to this section at a price equal to one-half of the blue book value thereof and any deficiency in the purchase price thereof shall be paid by the Company.

     (d)  HEALTH  AND  MEDICAL  BENEFITS

          The Executive shall be entitled to receive and participate in health, dental and long-term disability programs as are made available by the Company to other employees holding similar positions of importance to the Company, provided that the Company may modify, suspend, or discontinue any or all of such benefits for its employees generally or for any group thereof, without obligation to replace any such modified, discontinued or suspended benefit with any other benefit, equivalent or otherwise compensate the Executive in respect thereof.

4.   VACATION
     --------

     The Executive will be entitled to twenty (20) days of vacation during each twelve (12) month period calculated from January 1, 2002 plus usual statutory and other public holidays, the timing of such vacation to be mutually agreed upon between the Executive and the Company. Vacation entitlement not used in any 12 month period may be carried forward provided that if it is not used in the next 12 month period, the Executive shall be paid the cash equivalent of any unused vacation entitlement.

5.   EXPENSES
     --------

     The Executive shall be reimbursed by the Company for business expenses incurred as a result of his work on behalf of the Company. The Company shall reimburse the Executive for such expenses upon presentation of supporting documentation satisfactory to the Company in accordance with the tax principles applicable in Canada (at times when the Executive is resident in Canada) or in accordance with the tax principles applicable in the United States (at times when the Executive is resident in the United States) for such reimbursement and the Company's established reimbursement policies, as those policies may be modified from time to time in the Company's discretion.

6.   TERMS OF THE AGREEMENT AND TERMINATION
     --------------------------------------

     (a) This Agreement shall commence on the date hereof and shall be of indefinite term unless terminated pursuant to the provisions hereof.

     (b) The Executive may terminate his employment pursuant to this Agreement by giving at least one (1) months' advance notice in writing to the Company. The Company may waive such notice, in whole or in part and if it does so, the Executive's entitlement to remuneration and benefits pursuant to this Agreement will cease on the date it waives such notice.

     (c) The Executive's employment shall be terminated upon the death of the Executive whereupon all stock options granted to the Executive shall immediately vest and shall be exercisable by the Executive's heirs, executors, administrators or personal representatives in accordance with the terms of the Stock Option Plan and/or the Arrangement Option Plan as the case may be.

     (d) The Executive's employment shall be terminated upon the Disability of the Executive.

     (e) In the event of a Change of Control, the Executive's employment shall be deemed to have been terminated without cause and the Company shall be obligated to pay the Executive the amount of severance payments calculated in accordance with subparagraph 6(f) hereof.

     (f) The Executive's employment may be terminated without cause by majority vote of the Board. In the event that the Executive's employment is terminated pursuant to this section 6(f), any stock options granted but not vested shall be deemed to have immediately vested and the Company shall pay to the Executive 24 months salary, in compensation for the Executive's loss of employment, together with a payment equal to 50% of any bonus entitlement of the Executive for each year in such two year period and any other compensation (including two years health and medical coverage) to which the Executive is entitled to receive and the Executive shall not have the duty to mitigate damages. For the purpose of calculation such payments, all Federal and State taxes and Federal excise taxes (parachute taxes) shall be grossed-up.

     (g) The Company may terminate the Executive's employment without notice or payment in lieu thereof, for cause. For the purposes of this Agreement "cause" shall mean (i) the failure to follow the written directions of the Board which are not inconsistent with this Agreement or contrary to applicable law, (ii) gross neglect of responsibilities after the receipt of written notice setting forth the performance deficiencies and 45 days to cure such deficiencies, (iii) acts of dishonesty, fraud, misrepresentation, harassment or employment discrimination, and (iv) indictment for a felony.

7.   NOTICES
     -------

     (a) Any notice required or permitted to be given to the Executive shall be sufficiently given if delivered to the Executive personally or if mailed by registered mail to the Executive's address disclosed on the face page hereof.

     (b) Any notice required or permitted to be given to the Company shall be sufficiently given if delivered to the Secretary or President of the Company personally or if mailed by registered mail to the Company's head office at its address disclosed on the face page hereof.

     (c) Any notice given by mail shall be deemed to have been given forty-eight hours after the time it is posted.

8.   ENTIRE  AGREEMENT
     -----------------

     This Agreement terminates, replaces and supersedes all prior agreements, oral or written, between the parties hereto, including but not limited to the original employment agreement by and between Nevoro and the Executive dated May 24, 2002. This Agreement contains the final and entire understanding and agreement between the parties hereto with respect to the subject matter hereof, and they shall not be bound by any terms, conditions, statements, covenants, representations, or warranties, oral or written, not herein contained with respect to the subject matter hereof.

9.   HEADINGS
     --------

     The headings in this Agreement are for convenience of reference only, and under no circumstances should they be construed as being a substantive part of this Agreement nor shall they limit or otherwise affect the meaning hereof.

10.  WARRANTY
     --------

     The  parties  represent   and  warrant  that  there  are  no  restrictions,
     agreements or limitations on their rights or ability to enter into and perform the terms of this Agreement.

11.  COUNTERPARTS
     ------------

     This Agreement may be executed in counterparts, each of which shall be an original, and such counterparts shall together constitute but one and the same instrument.

12.  SEVERABILITY
     ------------

     In the event that any provision of this Agreement is found to be void, invalid, illegal or unenforceable by a court of competent jurisdiction, such finding will not affect any other provision of this Agreement. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

13.  MODIFICATION
     ------------

     Any modification of this Agreement must be in writing and signed by both the Executive and the Company or it shall have no effect and shall be void.

14.  WAIVER
     ------

     The wavier by either party of any breach or violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach or violation.

15.  ASSIGNMENT  OF  RIGHTS
     ----------------------

     The rights which accrue to the Company under this Agreement shall pass to its successors or assigns. The rights of the Executive under this Agreement are not assignable or transferable in any manner.

16.  INDEPENDENT  LEGAL  ADVICE
     --------------------------

     The Executive acknowledges that he has read and understands this Agreement, and acknowledges that he has had the opportunity to obtain independent legal advice with respect to it.

17.  TIME  OF  ESSENCE
     -----------------

     Time shall be of the essence of this Agreement.

18.  GOVERNING  LAW
     --------------

     The Agreement shall be governed by and construed in accordance with the laws of the State of Colorado. Any dispute between the Company and Executive shall be brought exclusively in the State or Federal Courts located in Denver, Colorado. In the event of such dispute, the prevailing party shall be entitled to recover its reasonable attorneys fees and costs.

     IN WITNESS WHEREOF the parties have duly executed this Agreement effective as of the date first written above.

                                                 APOLLO GOLD CORPORATION AND
                                                 APOLLO GOLD, INC.


                                                 By:                         /s/
                                                    ----------------------------


SIGNED, SEALED AND DELIVERED     )
  in the presence of             )
                                 )                                           /s/
                                 )               -------------------------------
                                 )                       Donald W. Vagstad